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                               AMENDMENT NUMBER 1


This Amendment #1 ("Amendment #1") to the Joint Marketing and Distribution Agreement ("Agreement") is made as of this 30th day of June, 2000 (the "Amendment #1 Date") by and between Nextlink Communications, Inc., a Delaware corporation, d/b/a Concentric ("Concentric"), with principal place of business at 1400 Parkmoor Ave, San Jose, CA 95126 ("Concentric") and Register.com, Inc., a Delaware corporation ("register.com") with its principal place of business at 575 Eighth Avenue, New York, NY 10018.


                                    RECITALS


         WHEREAS, Concentric and register.com entered into a Joint Marketing and Distribution Agreement dated June 25, 1999.

         WHEREAS, the parties desire to amend certain terms of the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

                                    AMENDMENT


1.       Remove Section 1.6 and replace with the following:

1.6 "Web Properties" shall mean the internet web site located at the domain www.register.com, or any replacement thereof which is used as the principal retail channel for the provision of Domain Registration services by register.com or its successors or assigns.

2.       Add Section 1.14 and Section 1.15 to Section 1:

1.14. "ccTLD Names" shall mean those domain names registered under country code top level domains.

1.15. "Click Thru" shall mean that activity whereby an end user clicks on a hypertext link or graphic on a web page that links to another web page.


3.       Remove Section 6.1.2. and replace with the following:

6.1.2.       "Launch Date" shall mean January 1, 2000.

4.       Remove Section 6.1.3. and replace with the following:

6.1.3. "Initial Term" shall mean the period commencing on the Launch Date and continuing until December 31, 2000.



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5.       Add Section 6.1.6. to Section 6.1:

6.1.6. "Second Term" shall mean the period commencing on January 1, 2001 and continuing until December 31, 2001.

6.       Remove Section 6.1.4. and replace with the following:

6.1.4. "Renewal Term" shall mean the period commencing on the termination of the Second Term (as defined in Section 6.1.6.) and continuing for a period of twelve months.


7.       Remove Section 6.1.5. and replace with the following:

6.1.5. "Term" shall mean the period encompassing the Initial Term, Second Term, and Renewal Term.


8.      Remove the first sentence of Section 6.2 and replace with the following:

This Agreement shall be effective on the Effective Date and shall continue until the expiration of the Second Term, unless sooner terminated in accordance with
Section 6.3 or extended in accordance with Section 6.5.



9.       Remove Section 6.5 and replace with the following:

Extension. No earlier than 60 days and no later than 30 days prior to the end of the Second Term, Concentric shall have the right to renew the Agreement for the Renewal Term at revised prices, terms and conditions, taken as a whole which shall be no less favorable, in all material respects, than prices, terms and conditions agreed to with any other Web Hosting or E-Commerce service provider.


10.      Remove Section 2.1. and replace with the following:

2.1.         Limited Exclusivity. During the Initial Term (as defined in Section
6.1.3 below), Concentric shall be one (1) of no more than three (3) Web Hosting or E-Commerce service providers that are marketed, advertised or otherwise promoted on the Web Properties. During the Second Term (as defined in Section
6.1.6 below), Concentric shall be one (1) of no more than four (4) Web Hosting or E-Commerce service providers that are marketed, advertised, or otherwise promoted on the Web Properties. The appearance of all Concentric Offers referred to throughout this Agreement shall have an appearance, size, and placement, taken as a whole, no less favorable in all material respects than any other Web Hosting or E-Commerce service provider present on the Web Properties. In the event of any conflict between the immediately preceding sentence and the terms and conditions of Sections 2.2 and 2.3, Sections 2.2 and 2.3 shall govern. Register.com shall display the Web Hosting or E-Commerce service providers one at a time during the course of one (1) month such that each provider will be featured on the site approximately seven (7) days per month.



11.      Remove Section 2.2. and replace with the following:

2.2. Presentation. During the Term, Concentric Offers shall receive prominent placement on the Web Properties. The content of the Concentric Offers shall be at Concentric's sole cost and expense and shall be subject to the prior approval of register.com, which approval shall not be unreasonably withheld.


             2.2.1. Initial Term Placement. During the Initial Term, Concentric Offers shall be presented: (i) through banner


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                     advertisements throughout the Web Properties, and (ii)
                     Above the Fold and no more than one (1) hyperlink away from the "Business Resources" or the "Web Hosting" buttons on the navigation toolbar used throughout the Web Properties and reproduced in Exhibit A and on the "FutureSite" page reproduced in Exhibit B. The Concentric Offers relevant to this Section 2.2.1 shall hyperlink directly to a URL owned, operated, and maintained by Concentric.

             2.2.2. Initial Term Minimum Guarantees. During the Initial Term, register.com will ensure that: (i) end-users receive an aggregate total of no less than 8,000,000 impressions per month of the "Web Hosting" button, (ii) end-users will receive an aggregate total of no less than 250,000 Above the Fold impressions per month of the banner advertisements, (iii) Concentric Offers are made prominently visible to the minimum number of Concentric Opportunities as set forth in Exhibit C, (iv) Concentric Offers shall at no time during the Initial Term be presented to less than one-third (33%) of Net New Registrants, and (v) a Concentric button shall be presented Above the Fold in "Business Resources" under the "Web Hosting" links.

             2.2.3. Second Term Placement. During the Second Term, Concentric Offers shall be presented: (i) through banner advertisements throughout the Web Properties, (ii) Above the Fold and no more than one (1) hyperlink away from the "Business Resources" or the "Web Hosting" buttons on the navigation toolbar used throughout the Web Properties and reproduced in Exhibit A and on the "FutureSite" page reproduced in Exhibit B, (iii) during register.com's registration process in an opt in box for web hosting services, and (iv) on the "Thank You" page after an end user completes register.com's domain registration process. The Concentric Offers relevant to this Section 2.2.3 shall hyperlink directly to a URL owned, operated, and maintained by Concentric.

             2.2.4. Second Term Minimum Guarantees. During the Second Term, register.com will ensure that: (i) Concentric Offers shall at no time during the Second Term be presented to less than one quarter (25%) of Net New Registrants, (ii) the minimum number of Click Thrus from the following properties (A) "Business Resources" (B) "Web Hosting" (C) "FutureSite" (D) "Thank You" (E) banner advertisements ((A) thru (E) collectively shall represent "Advertising Vehicles") linked to Concentric Offers are delivered as detailed in the table below in this Section 2.2.4, and (iii) in satisfying
                     Section 2.2.4(ii) above, no more than ten percent (10%) of the total Click Thrus shall be from (E)as defined above.

                  -------------------------------------------
                                   Advertising Vehicle Click
                         Month                Thrus
                  -------------------------------------------
                  January 2001               115,000
                  -------------------------------------------
                  February 2001              120,000
                  -------------------------------------------
                  March 2001                 125,000
                  -------------------------------------------
                  April 2001                 130,000
                  -------------------------------------------
                  May 2001                   140,000
                  -------------------------------------------
                  June 2001                  145,000
                  -------------------------------------------
                  July 2001                  155,000
                  -------------------------------------------
                  August 2001                160,000
                  -------------------------------------------
                  September 2001             170,000
                  -------------------------------------------
                  October 2001               180,000
                  -------------------------------------------
                  November 2001              190,000
                  -------------------------------------------
                  December 2001              200,000
                  -------------------------------------------

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12.      Remove Section 2.6 and replace with the following:

2.6. Market Development Funds. Beginning on the third month anniversary of Amendment #1 Date, register.com shall pay Concentric a market development fund in the amount of $41,667.67 per month for a period of twelve (12) months, provided, that, Concentric has designed co-branded marketing programs to be approved by register.com (which approval shall not be unreasonably withheld or delayed) and implemented by Concentric to increase the size of the market for Domain Registration, Web Hosting and E-Commerce services. Such market development fund shall be used to implement the approved co-branded marketing programs. To the extent that either Concentric or register.com are able to track, in a mutually agreeable manner, the leads created by the co-branded marketing programs, such leads shall be counted toward the guaranteed minimum Concentric Opportunities as per section 2.8. Concentric and register.com will use reasonable efforts to track such leads. Such amount shall be paid to Concentric by register.com on the fifteenth day of every month during the Initial Term following Concentric's delivery of an invoice. If such payment is not made timely, register.com will pay a late fee equal to 1.5% for each month or portion thereof until all past-due obligations are paid. As requested in writing by register.com no more than once per month during the Term, Concentric shall provide to register.com evidence that demonstrates that the market development fund is being spent by Concentric in accordance with the co-branded marketing programs described in this Section 2.6.



13.      Add Section 4.1.1. to Section 4.1.:



4.1.1. Minimum Payment for Second Term. Concentric will pay to register.com a fee as described in the schedule below in this Section 4.1.1. for the Second Term (as defined in Section 6.1.6. below).

       ---------------------------------------------
            Month             Per Month Fee
       ---------------------------------------------
       January 2001             $350,000
       ---------------------------------------------
       February 2001            $350,000
       ---------------------------------------------
       March 2001               $350,000
       ---------------------------------------------
       April 2001               $400,000
       ---------------------------------------------
       May 2001                 $400,000
       ---------------------------------------------
       June 2001                $400,000
       ---------------------------------------------
       July 2001                $450,000
       ---------------------------------------------
       August 2001              $450,000
       ---------------------------------------------
       September 2001           $450,000
       ---------------------------------------------
       October 2001             $500,000
       ---------------------------------------------
       November 2001            $500,000
       ---------------------------------------------
       December 2001            $500,000
       ---------------------------------------------


This Fee will be paid by Concentric to register.com within fifteen (15) days of the beginning of each monthly period during the Second Term. If such payment is not made timely, Concentric will pay a late fee equal to 1.5% for each month or portion thereof until all past-due obligations are paid.


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14.      Remove the first two sentences of Section 3.1 and replace with the following:

3.1 Concentric-Branded Hosting Services. Following the Launch Date, Concentric shall use register.com as the exclusive third party gTLD Name and ccTLD Name Domain Registration service for its Concentric-branded Web Hosting and E-Commerce services. The register.com logo will be prominently displayed on the domain name registration page of Concentric's Web Hosting and E-commerce products and on all pages relating directly to gTLD Name and ccTLD Name Domain Registration.


15.      Remove Section 3.2 and replace with the following:

3.2 Private Label Hosting Services. To the extent Concentric is able to use a third party Domain Registration service for its Private Label Web Hosting and E-commerce services, Concentric shall use register.com as the exclusive third-party gTLD Name and ccTLD Name Domain Registration services for Private Label services sold under contracts entered into by Concentric after the Launch Date of this Agreement. Concentric shall use commercially reasonable efforts to secure register.com as the exclusive gTLD Name and ccTLD Name Domain Registration service used by Concentric's existing Private Label customers. If Concentric cannot secure exclusive arrangements for future or existing Private Label customers, it shall use commercially reasonable efforts to secure a non-exclusive arrangement for register.com.


16. Remove the first two sentences of Section 3.3 and replace with the following:

3.3 Private Label Registration Services. If following the Effective Date, Concentric elects to use a Private Label Domain Registration service, Concentric will use register.com's Private Label gTLD Name and ccTLD Name Domain Registration services. register.com shall receive co-branding on the Domain Registration web page used by Concentric for such Private Label gTLD Name and ccTLD Name Domain Registration services.


17.      Add Section 3.5. to Section 3:

3.5. Exception to ccTLD Exclusivity. Notwithstanding the exclusivity provisions set forth in Sections 3.1, 3.2 and 3.3, Concentric shall be entitled to conduct ccTLD registration services in the manner in which it is currently conducting such services for the operational hosting platform based in Concentric's European operations, provided, that, Concentric agrees to use commercially reasonable efforts to cause Concentric's operational hosting platform based in Concentric's European operations to use register.com's ccTLD services on an exclusive basis; provided further, however, that register.com shall offer such services to Concentric on comparable or more favorable terms than the terms of Concentric's arrangement with such Third Party, taken as a whole.


18.      Add Section 3.2.1. to Section 3.2.:

3.2.1. Third Party Distribution Relationships. Concentric shall use commercially reasonable efforts to secure all of its Private Label Hosting service partners as distribution partners of or for register.com's Domain Registration services, such Private Label Hosting service partners to include, but not be limited to, Nextlink Communications and Southwest Bell Communications ("SBC"). The parties agree to negotiate in good faith during the ninety (90) days after the Amendment #1 Date for a mutually acceptable business arrangement for Concentric to integrate register.com's Domain Registration services with or into Concentric's Private Label Hosting service partners.

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19.      Remove Section 5.3 and replace with the following:

If at any time during the Term, register.com decides to open another server hosting facility in the United States outside the New York metropolitan area or in another country served by Concentric, register.com will use Concentric's server co-location facilities, provided that this obligation shall be relieved if such co-location services are not made available to register.com at competitive prices, terms and conditions.




20. Remove Section 6.3.3 and replace with the following:

6.3.3 For the Initial Term, if register.com fails to achieve the minimum commitments for Concentric Opportunities established in Section 2.8 and Exhibit C for two (2) consecutive monthly periods. For the Second Term, if register.com fails to achieve the minimum commitments for Click Thrus as established in Section 2.2.4 for two (2) consecutive monthly periods.


In Witness Whereof, the parties have entered into this Amendment #1 as of the date written above in the first sentence of this Amendment #1.

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

Nextlink Communications, Inc. d/b/a Concentric               Register.com, Inc.

/s/ James L. Isaacs                                          Richard D. Forman
-----------------------------------------------------        ---------------------------------------------------------
Signature                                                    Signature

James L. Isaacs  Vice President Business Development         Richard D. Forman, President
-----------------------------------------------------        ---------------------------------------------------------
Print Name and Title                                         Print Name and Title

06/30/2000                                                   6/30/00
-----------------------------------------------------        ---------------------------------------------------------
Date                                                         Date
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